                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report -August 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of May 1, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-A)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-115371-05              52-2029487
-----------------------        -----------------------    --------------------
(State of Incorporation)       (Commission File No.)    (IRS Employer I.D. No.)



     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01. Other Events.

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the August 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.



                                        By: /s/ James H. Jenkins
                                           ------------------------------------
                                               James H. Jenkins,
                                               Executive Vice President and CFO



Dated: August 25, 2005

                                                                     Page 1 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A


                         STATEMENT TO CERTIFICATEHOLDERS

                                 AUGUST 25, 2005

----------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
    CLASS     ORIGINAL         BEGINNING       PRINCIPAL     INTEREST        TOTAL     REALIZED     DEFERRED        ENDING
             FACE VALUE        PRINCIPAL                                                LOSSES      INTEREST       PRINCIPAL
                                BALANCE                                                                             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
       AF1  42,380,000.00    40,467,366.74    1,185,925.25   124,751.90   1,310,677.15    0.00       0.00        39,281,441.49
       AF2  26,370,000.00    26,370,000.00            0.00    98,755.65      98,755.65    0.00       0.00        26,370,000.00
       AF3   7,890,000.00     7,890,000.00            0.00    32,046.55      32,046.55    0.00       0.00         7,890,000.00
       AF4  15,180,000.00    15,180,000.00            0.00    65,944.45      65,944.45    0.00       0.00        15,180,000.00
       AF5  10,200,000.00    10,200,000.00            0.00    40,953.00      40,953.00    0.00       0.00        10,200,000.00
        AV  82,820,000.00    79,879,586.28    3,582,740.56   244,875.31   3,827,615.87    0.00       0.00        76,296,845.72
        M1  23,090,000.00    23,090,000.00            0.00    77,345.09      77,345.09    0.00       0.00        23,090,000.00
        M2  14,000,000.00    14,000,000.00            0.00    49,307.22      49,307.22    0.00       0.00        14,000,000.00
        M3   2,820,000.00     2,820,000.00            0.00    10,077.58      10,077.58    0.00       0.00         2,820,000.00
        M4   4,540,000.00     4,540,000.00            0.00    18,022.54      18,022.54    0.00       0.00         4,540,000.00
        M5   2,330,000.00     2,330,000.00            0.00     9,450.09       9,450.09    0.00       0.00         2,330,000.00
        M6   3,320,000.00     3,320,000.00            0.00    14,608.92      14,608.92    0.00       0.00         3,320,000.00
        B1   4,300,000.00     4,300,000.00            0.00    22,947.43      22,947.43    0.00       0.00         4,300,000.00
        B2   3,320,000.00     3,320,000.00            0.00    17,717.55      17,717.55    0.00       0.00         3,320,000.00
        B3   3,075,000.00     3,075,000.00            0.00    16,410.08      16,410.08    0.00       0.00         3,075,000.00
        R            0.00             0.00            0.00         0.00           0.00    0.00       0.00                 0.00
-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS  245,635,000.00   240,781,953.02    4,768,665.81   843,213.36   5,611,879.17    0.00    0.00    236,013,287.21
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   X       245,635,417.10   241,660,852.62            0.00         0.03           0.03    0.00    0.00    237,339,771.48
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                   |       PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------- |-------------------------------
 CLASS   CUSIP      BEGINNING        PRINCIPAL       INTEREST        TOTAL          ENDING         |     CLASS  |     CURRENT PASS-
                    PRINCIPAL                                                       PRINCIPAL      |            |       THRU RATE
-----------------------------------------------------------------------------------------------------------------------------------

 AF1   73316PCU2      954.86943700    27.98313473    2.94365031    30.92678504       926.88630227        AF1          3.580000%
 AF2   73316PCV0    1,000.00000000     0.00000000    3.74500000     3.74500000     1,000.00000000        AF2          4.494000%
 AF3   73316PCW8    1,000.00000000     0.00000000    4.06166667     4.06166667     1,000.00000000        AF3          4.874000%
 AF4   73316PCX6    1,000.00000000     0.00000000    4.34416667     4.34416667     1,000.00000000        AF4          5.213000%
 AF5   73316PCY4    1,000.00000000     0.00000000    4.01500000     4.01500000     1,000.00000000        AF5          4.818000%
 AV    73316PCZ1      964.49633277    43.25936440    2.95671710    46.21608150       921.23696837        AV           3.560000%
 M1    73316PDA5    1,000.00000000     0.00000000    3.34972239     3.34972239     1,000.00000000        M1           3.890000%
 M2    73316PDB3    1,000.00000000     0.00000000    3.52194429     3.52194429     1,000.00000000        M2           4.090000%
 M3    73316PDC1    1,000.00000000     0.00000000    3.57360993     3.57360993     1,000.00000000        M3           4.150000%
 M4    73316PDD9    1,000.00000000     0.00000000    3.96972247     3.96972247     1,000.00000000        M4           4.610000%
 M5    73316PDE7    1,000.00000000     0.00000000    4.05583262     4.05583262     1,000.00000000        M5           4.710000%
 M6    73316PDF4    1,000.00000000     0.00000000    4.40027711     4.40027711     1,000.00000000        M6           5.110000%
 B1    73316PDG2    1,000.00000000     0.00000000    5.33661163     5.33661163     1,000.00000000        B1           6.197356%
 B2    73316PDH0    1,000.00000000     0.00000000    5.33661145     5.33661145     1,000.00000000        B2           6.197356%
 B3    73316PDJ6    1,000.00000000     0.00000000    5.33661138     5.33661138     1,000.00000000        B3           6.197356%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                980.24285228    19.41362513    3.43278995    22.84641509       960.82922715
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  X         N/A       983.81925324     0.00000000    0.00000012     0.00000012       966.22781145        X         0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 2 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(i) Funds Allocable to Certificate Principal
   Group I Scheduled Principal                                     104,949.40
   Group I Curtailments                                              6,163.23
   Group I Prepayments                                             963,502.25
   Group I Repurchases                                                   0.00
   Group I Liquidation Proceeds                                          0.00

   Group II Scheduled Principal                                    122,687.93
   Group II Curtailments                                             9,025.19
   Group II Prepayments                                          3,114,753.14
   Group II Repurchases                                                  0.00
   Group II Liquidation Proceeds                                         0.00

   Extra Principal Distribution Amount                             447,584.67



Sec. 4.03 (a)(ii) Interest Distribution Amounts

   Interest Distribution - AF-1                                    124,751.90
   Unpaid Interest - AF-1                                                0.00
   Remaining Unpaid Interest - AF-1                                      0.00

   Interest Distribution - AF-2                                     98,755.65
   Unpaid Interest - AF-2                                                0.00
   Remaining Unpaid Interest - AF-2                                      0.00

   Interest Distribution - AF-3                                     32,046.55
   Unpaid Interest - AF-3                                                0.00
   Remaining Unpaid Interest - AF-3                                      0.00

   Interest Distribution - AF-4                                     65,944.45
   Unpaid Interest - AF-4                                                0.00
   Remaining Unpaid Interest - AF-4                                      0.00

   Interest Distribution - AF-5                                     40,953.00
   Unpaid Interest - AF-5                                                0.00
   Remaining Unpaid Interest - AF-5                                      0.00

   Interest Distribution - AV                                      244,875.31
   Unpaid Interest - AV                                                  0.00
   Remaining Unpaid Interest - AV                                        0.00

   Interest Distribution - M-1                                      77,345.09
   Unpaid Interest - M-1                                                 0.00
   Remaining Unpaid Interest - M-1                                       0.00



--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                    Page 3 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005

--------------------------------------------------------------------------------

     Interest Distribution - M-2                                    49,307.22
     Unpaid Interest - M-2                                               0.00
     Remaining Unpaid Interest - M-2                                     0.00

     Interest Distribution - M-3                                    10,077.58
     Unpaid Interest - M-3                                               0.00
     Remaining Unpaid Interest - M-3                                     0.00

     Interest Distribution - M-4                                    18,022.54
     Unpaid Interest - M-4                                               0.00
     Remaining Unpaid Interest - M-4                                     0.00

     Interest Distribution - M-5                                     9,450.09
     Unpaid Interest - M-5                                               0.00
     Remaining Unpaid Interest - M-5                                     0.00

     Interest Distribution - M-6                                    14,608.92
     Unpaid Interest - M-6                                               0.00
     Remaining Unpaid Interest - M-6                                     0.00

     Interest Distribution - B-1                                    22,947.43
     Unpaid Interest - B-1                                               0.00
     Remaining Unpaid Interest - B-1                                     0.00

     Interest Distribution - B-2                                    17,717.55
     Unpaid Interest - B-2                                               0.00
     Remaining Unpaid Interest - B-2                                     0.00

     Interest Distribution - B-3                                    16,410.08
     Unpaid Interest - B-3                                               0.00
     Remaining Unpaid Interest - B-3                                     0.00

Interest Reductions
     Net Prepayment Interest Shortfalls                                  0.00
     Relief Act Reductions                                               0.00

     Class AF-1 Interest Reduction                                       0.00
     Class AF-2 Interest Reduction                                       0.00
     Class AF-3 Interest Reduction                                       0.00
     Class AF-5 Interest Reduction                                       0.00
     Class AF-4 Interest Reduction                                       0.00
     Class AV Interest Reduction                                         0.00
     Class M-1 Interest Reduction                                        0.00
     Class M-2 Interest Reduction                                        0.00
     Class M-3 Interest Reduction                                        0.00
     Class M-4 Interest Reduction                                        0.00
     Class M-5 Interest Reduction                                        0.00

--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 4 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005

--------------------------------------------------------------------------------

      Class M-6 Interest Reduction                                                        0.00
      Class B-1 Interest Reduction                                                        0.00
      Class B-2 Interest Reduction                                                        0.00
      Class B-3 Interest Reduction                                                        0.00

Sec. 4.03(a)(iii) Available Funds Shortfall

      Class AF-1 Available Funds Shortfall                                                0.00
      Class AF-2 Available Funds Shortfall                                                0.00
      Class AF-3 Available Funds Shortfall                                                0.00
      Class AF-4 Available Funds Shortfall                                                0.00
      Class AF-5 Available Funds Shortfall                                                0.00
      Class AV Available Funds Shortfall                                                  0.00
      Class M-1 Available Funds Shortfall                                                 0.00
      Class M-2 Available Funds Shortfall                                                 0.00
      Class M-3 Available Funds Shortfall                                                 0.00
      Class M-4 Available Funds Shortfall                                                 0.00
      Class M-5 Available Funds Shortfall                                                 0.00
      Class M-6 Available Funds Shortfall                                                 0.00
      Class B-1 Available Funds Shortfall                                                 0.00
      Class B-2 Available Funds Shortfall                                                 0.00
      Class B-3 Available Funds Shortfall                                                 0.00

Sec. 4.03(a)(v) Pool Principal Balances

      Group I Beginning Pool Balance                                            100,483,847.53
      Group I Ending Pool Balance                                                99,409,232.65
      Group II Beginning Pool Balance                                           141,177,005.09
      Group II Ending Pool Balance                                              137,930,538.83
      Total Beginning Pool Balance                                              241,660,852.62
      Total Ending Pool Balance                                                 237,339,771.48

Sec. 4.03(a)(vi) Servicing Fee

      Group I Servicing Fee                                                          41,868.27
      Group II Servicing Fee                                                         58,823.75

Sec. 4.03(a)(viii) Delinquency Advances

      Group I Delinquency Advances Included in Current Distribution                       0.00
      Group I Recouped Advances Included in Current Distribution                          0.00
      Group I Recouped Advances From Liquidations                                         0.00
      Group I Aggregate Amount of Advances Outstanding                                    0.00

      Group II Delinquency Advances Included in Current Distribution                 45,410.69
      Group II Recouped Advances Included in Current Distribution                         0.00
      Group II Recouped Advances From Liquidations                                        0.00

--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 5 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005

--------------------------------------------------------------------------------

             Group II Aggregate Amount of Advances Outstanding       45,410.69


Section 4.03(a)(ix)A  Group I, Group II Loans Delinquent


--------------------------------------------------------------------------------
                              Delinquency by Group
--------------------------------------------------------------------------------
                                     Group 1
--------------------------------------------------------------------------------
        Period              Number        Principal Balance       Percentage
--------------------------------------------------------------------------------
      0-30 days               32            3,894,883.00           3.92%
--------------------------------------------------------------------------------
     31-60 days                2              135,887.37           0.14%
--------------------------------------------------------------------------------
     61-90 days                2              210,291.16           0.21%
--------------------------------------------------------------------------------
       91+days                 0                    0.00           0.00%
--------------------------------------------------------------------------------
       Total                  36            4,241,061.53           4.27%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Delinquency by Group
--------------------------------------------------------------------------------
                                     Group 2
--------------------------------------------------------------------------------
        Period              Number        Principal Balance       Percentage
--------------------------------------------------------------------------------
      0-30 days                38            7,140,379.00           5.18%
--------------------------------------------------------------------------------
     31-60 days                 4              385,586.26           0.28%
--------------------------------------------------------------------------------
     61-90 days                 2              416,160.00           0.30%
--------------------------------------------------------------------------------
       91+days                  0                    0.00           0.00%
--------------------------------------------------------------------------------
       Total                   44            7,942,125.26           5.76%
--------------------------------------------------------------------------------


Sec. 4.03 (a)(ix) B    Group I, Group II Loans in Foreclosure


--------------------------------------------------------------------------------
                              Foreclosure by Group
--------------------------------------------------------------------------------
       Group         Number of        Principal Balance       Percentage
       Number          Loans
--------------------------------------------------------------------------------
        1               0                       0.00            0.00%
--------------------------------------------------------------------------------
        2               0                 137,239.98            0.10%
--------------------------------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I, Group II Loans in REO



--------------------------------------------------------------------------------
                            REO by Group
--------------------------------------------------------------------------------
         Group     Number of   Principal Balance        Percentage
         Number      Loans
--------------------------------------------------------------------------------
            1          0              0.00                0.00%
--------------------------------------------------------------------------------
            2          0              0.00                0.00%
--------------------------------------------------------------------------------

                       Market Value of Group I REO Loans                  0.00


--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 6 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005

--------------------------------------------------------------------------------

                     Market Value of Group II REO Loans                                              0.00

Sec. 4.03(a)(xii) Aggregate Stated Principal Balance of the Three Largest Loans

           Group I Three Largest Loans                                                        2,036,274.45
           Group II Three Largest Loans                                                       2,238,124.34

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

           Class AF-1 Net WAC Cap Carryover Amounts Due                                               0.00
           Class AF-1 Net WAC Cap Carryover Amounts Paid                                              0.00
           Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                     0.00
           Class AV Net WAC Cap Carryover Amounts Due                                                 0.00
           Class AV Net WAC Cap Carryover Amounts Paid                                                0.00
           Class AV Net WAC Cap Carryover Remaining Amounts Due                                       0.00
           Class B-1 Net WAC Cap Carryover Amounts Due                                            1,717.57
           Class B-1 Net WAC Cap Carryover Amounts Paid                                               0.00
           Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                  1,717.57
           Class B-2 Net WAC Cap Carryover Amounts Due                                            1,326.12
           Class B-2 Net WAC Cap Carryover Amounts Paid                                               0.00
           Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                  1,326.12
           Class B-3 Net WAC Cap Carryover Amounts Due                                            1,228.26
           Class B-3 Net WAC Cap Carryover Amounts Paid                                               0.00
           Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                  1,228.26

Sec. 4.03(a)(xiv) Aggregate Principal Balance of Balloon Loans
           with Original Terms <= 36 Months and 60+ Contractually Past Due
           Group I Aggregate Principal Balance of Balloon Loans                                       0.00
           Group II Aggregate Principal Balance of Balloon Loans                                      0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses
           Group I Current Period Realized Losses                                                     0.00
           Group I Cumulative Realized Losses                                                         0.00
           Group II Current Period Realized Losses                                                    0.00
           Group II Cumulative Realized Losses                                                        0.00
           Group II Cumulative Realized Losses                                                        0.00

Sec. 4.03 (a)(xvi) Reserve Fund
           Beginning Balance of Reserve Fund                                                          0.00
           Funds Withdrawn From Reserve Fund For Distribution                                         0.00
           Funds Deposited to Reserve Fund                                                            0.00
           Ending Balance of Reserve Fund                                                             0.00

Sec. 4.03 (a)(xvii) Number of Loans Repurchased
           Group I Number of Loans Repurchased                                                        0.00

--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 7 of 7
--------------------------------------------------------------------------------

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                 AUGUST 25, 2005

--------------------------------------------------------------------------------

                    Group II Number of Loans Repurchased                                            0.00

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

         Group I Weighted Average Mortgage Rate                                                    6.94%
         Group II Weighted Average Mortgage Rate                                                   6.92%

Sec. 4.03 (a)(xix) Weighted Average Remaining Term of Outstanding Loans

         Group I Weighted Average Remaining Term                                                     339
         Group II Weighted Average Remaining Term                                                    356

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

         Overcollateralization Amount                                                       1,326,484.27
         Overcollateralization Target Amount                                                5,281,161.47
         Overcollateralization Release Amount                                                       0.00
         Overcollateralization Deficiency Amount                                            3,954,677.20

Sec. 4.03 (a)(xxiv) Trigger Events

         Has a Trigger Event Occurred and is continuing?                                              NO
         Cumulative Realized Losses as a percentage of the Original Pool Balance                   0.00%
         Senior Enhancement Percentage                                                            25.99%
         Senior Specified Enhancement Percentage                                                  53.80%

Sec. 4.03 (a)(xxv) 60+ Day Delinquent Loans

         60+ Day Delinquent Loans as a percentage of the current Pool Balance                      0.32%

Sec. 4.03 (a)(xxvi) Amount of Funds Collected by Trustee under Yield Maintenance Agreement          0.00


--------------------------------------------------------------------------------

JPMorgan
[Graphic Omitted]

                     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------